Exhibit 99.1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
6.000	72	$16,943,309.94	2.25%	235,323.75	359	711	53.69
6.105	1	203,905.82	0.03	203,905.82	358	701	95.00
6.125	162	36,853,073.17	4.90	227,488.11	360	725	60.14
6.220	1	204,000.00	0.03	204,000.00	360	774	85.00
6.250	611	138,416,470.08	18.41	226,540.87	360	724	57.51
6.255	1	402,235.00	0.05	402,235.00	360	705	95.00
6.280	2	614,400.00	0.08	307,200.00	354	738	90.54
6.285	1	195,750.00	0.03	195,750.00	360	643	90.00
6.295	2	541,250.00	0.07	270,625.00	360	750	94.96
6.305	1	206,100.00	0.03	206,100.00	360	705	90.00
6.375	712	162,176,204.10	21.57	227,775.57	360	723	61.10
6.385	1	138,300.00	0.02	138,300.00	360	635	86.44
6.470	1	282,600.00	0.04	282,600.00	360	654	90.00
6.485	1	227,700.00	0.03	227,700.00	360	705	90.00
6.490	1	416,000.00	0.06	416,000.00	351	731	80.00
6.500	676	149,034,674.32	19.83	220,465.49	359	717	61.44
6.535	1	253,800.00	0.03	253,800.00	360	647	87.52
6.545	1	180,000.00	0.02	180,000.00	360	704	90.00
6.625	349	74,208,585.14	9.87	212,632.05	360	716	61.38
6.635	1	148,261.78	0.02	148,261.78	358	672	90.00
6.660	2	430,600.00	0.06	215,300.00	360	646	87.17
6.735	1	208,250.00	0.03	208,250.00	360	655	85.00
6.750	283	59,672,742.88	7.94	210,857.75	359	719	62.59
6.785	1	109,000.00	0.01	109,000.00	360	722	82.33
6.805	1	193,285.00	0.03	193,285.00	360	706	89.90
6.810	2	474,900.00	0.06	237,450.00	359	693	95.05
6.875	134	25,718,719.60	3.42	191,930.74	359	695	62.89
6.999	2	423,003.88	0.06	211,501.94	360	793	57.13
7.000	52	9,676,501.87	1.29	186,086.57	359	707	64.40
7.125	27	4,576,241.91	0.61	169,490.44	356	686	69.12
7.185	1	261,060.92	0.03	261,060.92	359	695	95.00
7.250	48	10,848,022.09	1.44	226,000.46	358	678	71.20
7.275	1	303,150.00	0.04	303,150.00	359	723	100.00
7.375	42	7,799,280.22	1.04	185,697.15	356	684	72.14
7.500	52	9,043,161.29	1.20	173,906.95	358	673	66.81
7.625	21	3,431,493.23	0.46	163,404.44	358	681	77.28
7.635	1	169,200.00	0.02	169,200.00	359	765	90.00
7.750	26	4,892,206.83	0.65	188,161.80	358	686	76.48
7.875	36	6,794,675.55	0.90	188,740.99	358	696	74.35
8.000	17	3,329,493.58	0.44	195,852.56	357	710	75.98
8.125	13	1,769,532.95	0.24	136,117.92	357	719	77.28
8.250	18	3,858,424.12	0.51	214,356.90	356	691	78.88
8.375	15	2,529,029.13	0.34	168,601.94	359	696	77.62
8.500	16	2,476,223.20	0.33	154,763.95	355	691	78.45
8.625	9	1,214,049.04	0.16	134,894.34	358	696	77.83
8.750	10	1,505,626.43	0.20	150,562.64	360	741	78.90
8.875	14	2,178,490.96	0.29	155,606.50	358	723	81.92
8.980	1	304,522.56	0.04	304,522.56	330	746	82.67
9.000	20	3,362,003.15	0.45	168,100.16	360	701	74.80
9.125	7	808,760.02	0.11	115,537.15	358	691	83.58
9.250	1	400,500.00	0.05	400,500.00	360	701	90.00
9.375	3	405,963.46	0.05	135,321.15	357	685	87.11
9.625	1	32,916.02	0.00	32,916.02	355	648	15.00
9.750	1	41,600.00	0.01	41,600.00	354	707	80.00
10.031	1	114,749.55	0.02	114,749.55	359	668	80.00
10.250	2	250,270.00	0.03	125,135.00	360	647	76.92
10.500	2	457,518.89	0.06	228,759.45	357	674	76.36
	3,482	$751,711,787.68	100.00%
____________
(1)
The lender acquired mortgage insurance Mortgage Loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the Mortgage Loans (net of such premiums) was approximately 6.581% per annum. Without the adjustment, the weighted average mortgage rate of the Mortgage Loans was approximately 6.585% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50,000.00	47	$1,907,566.72	0.25%	40,586.53	7.360	354	725	48.70
50,000.01 - 100,000.00	341	28,436,185.99	3.78	83,390.57	6.754	358	715	55.71
100,000.01 - 150,000.00	600	76,393,343.40	10.16	127,322.24	6.705	359	715	59.13
150,000.01 - 200,000.00	770	136,003,359.17	18.09	176,627.74	6.583	359	716	60.19
200,000.01 - 250,000.00	588	133,021,081.94	17.70	226,226.33	6.575	359	713	61.99
250,000.01 - 300,000.00	440	120,954,302.87	16.09	274,896.14	6.558	359	711	63.26
300,000.01 - 350,000.00	317	103,355,519.09	13.75	326,042.65	6.544	359	722	65.23
350,000.01 - 400,000.00	220	83,166,437.91	11.06	378,029.26	6.539	360	721	65.17
400,000.01 - 450,000.00	136	56,383,276.03	7.50	414,582.91	6.557	360	724	61.04
450,000.01 - 500,000.00	7	3,334,500.00	0.44	476,357.14	6.410	360	701	63.36
500,000.01 - 550,000.00	12	6,230,814.56	0.83	519,234.55	6.377	360	747	60.57
550,000.01 - 600,000.00	2	1,150,400.00	0.15	575,200.00	7.230	360	705	72.77
600,000.01 - 650,000.00	1	625,000.00	0.08	625,000.00	6.500	360	702	62.50
700,000.01 - 750,000.00	1	750,000.00	0.10	750,000.00	6.625	360	685	39.47
Total	3,482	$751,711,787.68	100.00%
____________
(1)	As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $215,885.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
619 and Below	35	$6,634,994.06	0.88%	189,571.26	6.633	360	613	59.73
620 – 639	298	63,510,880.71	8.45	213,123.76	6.700	359	630	60.05
640 – 659	293	61,390,185.71	8.17	209,522.82	6.685	359	650	60.47
660 – 679	397	82,651,568.16	11.00	208,190.35	6.644	359	669	61.83
680 – 699	354	74,648,946.32	9.93	210,872.73	6.634	359	689	59.12
700 – 719	451	102,872,719.67	13.69	228,099.16	6.547	359	709	62.22
720 and Above	1,597	349,558,429.05	46.50	218,884.43	6.525	360	765	62.92
Not Available	57	10,444,064.00	1.39	183,229.19	6.811	359	N/A	74.82
Total	3,482	$751,711,787.68	100.00%
____________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 717.

Documentation Programs

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Full/Alternative	691	$135,887,591.14	18.08%	196,653.53	6.548	358	719	64.95
No Income/No Asset	515	101,395,887.41	13.49	196,885.22	6.727	360	706	56.56
No Ratio	286	63,493,977.68	8.45	222,006.91	6.652	359	718	58.73
Preferred	406	95,891,624.27	12.76	236,186.27	6.439	360	755	58.83
Reduced	1,310	294,907,606.88	39.23	225,120.31	6.574	360	711	64.38
Stated Income/Stated Asset	166	38,501,682.41	5.12	231,937.85	6.726	359	686	59.60
Streamlined	108	21,633,417.89	2.88	200,309.42	6.498	358	703	65.17
Total	3,482	$751,711,787.68	100.00%

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	1,088	$210,722,629.72	28.03%	193,678.89	6.462	360	717	39.35
50.01 - 55.00	316	73,742,140.91	9.81	233,361.21	6.443	359	711	52.69
55.01 - 60.00	250	59,398,342.52	7.90	237,593.37	6.480	360	707	57.50
60.01 - 65.00	245	61,547,268.33	8.19	251,213.34	6.480	359	707	62.75
65.01 - 70.00	204	48,520,433.40	6.45	237,845.26	6.631	359	703	68.46
70.01 - 75.00	221	48,738,927.60	6.48	220,538.13	6.720	359	715	73.51
75.01 - 80.00	974	211,620,809.92	28.15	217,269.83	6.681	359	728	79.65
80.01 - 85.00	16	3,388,164.77	0.45	211,760.30	6.857	355	725	83.21
85.01 - 90.00	109	21,472,931.12	2.86	196,999.37	7.165	358	707	89.42
90.01 - 95.00	42	8,458,955.51	1.13	201,403.70	7.244	359	724	94.43
95.01 - 100.00	17	4,101,183.88	0.55	241,246.11	6.748	359	732	99.57
Total	3,482	$751,711,787.68	100.00%
___________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 62.02%.
(2)	Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	1,048	$201,945,858.66	26.86%	192,696.43	6.462	360	716	39.20
50.01 - 55.00	302	70,548,391.07	9.39	233,603.94	6.442	359	710	52.35
55.01 - 60.00	244	57,426,752.52	7.64	235,355.54	6.476	360	705	57.27
60.01 - 65.00	232	57,286,141.43	7.62	246,923.02	6.464	359	706	61.94
65.01 - 70.00	182	44,149,462.55	5.87	242,579.46	6.586	359	701	67.44
70.01 - 75.00	192	42,480,726.11	5.65	221,253.78	6.709	359	710	71.59
75.01 - 80.00	387	82,525,463.43	10.98	213,244.09	6.718	359	708	78.58
80.01 - 85.00	31	6,903,367.10	0.92	222,689.26	6.699	357	731	78.74
85.01 - 90.00	194	43,024,520.81	5.72	221,775.88	6.960	359	719	81.32
90.01 - 95.00	140	30,063,972.14	4.00	214,742.66	6.915	359	730	82.09
95.01 - 100.00	530	115,357,131.86	15.35	217,654.97	6.625	360	741	79.43
Total	3,482	$751,711,787.68	100.00%
__________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 66.55%.
(2)	Takes into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	178	$37,171,099.87	4.94%	208,826.40	6.606	359	724	63.21
California	840	217,890,235.33	28.99	259,393.14	6.463	360	717	56.12
Colorado	88	19,479,951.41	2.59	221,363.08	6.613	359	729	67.00
Florida	456	91,885,653.17	12.22	201,503.63	6.755	359	704	67.66
Georgia	93	17,416,207.26	2.32	187,271.05	6.693	358	726	73.92
Hawaii	48	15,582,380.97	2.07	324,632.94	6.429	360	716	55.72
Maryland	84	18,294,274.13	2.43	217,788.98	6.542	359	716	58.03
Massachusetts	73	17,228,489.08	2.29	236,006.70	6.471	360	720	55.12
Nevada	81	18,448,228.10	2.45	227,755.90	6.489	360	717	67.55
New Jersey	75	16,275,064.43	2.17	217,000.86	6.550	360	707	52.54
New York	94	24,053,453.30	3.20	255,887.80	6.542	358	696	51.21
Oregon	85	17,639,344.41	2.35	207,521.70	6.544	358	731	67.70
Texas	220	33,218,220.32	4.42	150,991.91	6.861	359	722	76.46
Utah	75	15,180,735.09	2.02	202,409.80	6.728	358	731	68.69
Virginia	97	20,997,515.07	2.79	216,469.23	6.517	360	723	58.94
Washington	156	35,276,847.27	4.69	226,133.64	6.502	360	725	64.00
Other (less than 2%)	739	135,674,088.47	18.05	183,591.46	6.657	359	716	64.50
Total	3,482	$751,711,787.68	100.00%
____________
(1)
The Other row in the preceding table includes 34 other states and the District of Columbia with under 2% concentrations individually.  As of the cut-off date, no more than approximately 0.350% of the Mortgage Loans were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	1,691	$364,984,563.18	48.55%	215,839.48	6.512	359	703	54.69
Purchase	1,124	235,474,450.15	31.33	209,496.84	6.679	359	737	72.89
Refinance (Rate/Term)	667	151,252,774.35	20.12	226,765.78	6.612	359	717	62.80
Total	3,482	$751,711,787.68	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2 to 4 Family Residence	215	$52,003,284.53	6.92%	241,875.74	6.570	360	724	54.24
Condominium Hotel	5	1,475,163.58	0.20	295,032.72	6.513	360	752	75.38
Cooperative	1	400,000.00	0.05	400,000.00	6.500	360	632	33.33
Hi-rise Condominium	42	10,563,025.11	1.41	251,500.60	6.653	360	724	65.12
Low-rise Condominium	210	40,225,770.59	5.35	191,551.29	6.639	360	729	64.65
Manufactured Housing	1	39,547.25	0.01	39,547.25	7.375	264	690	79.96
Planned Unit Development	720	160,449,169.81	21.34	222,846.07	6.612	359	727	66.82
Single Family Residence	2,288	486,555,826.81	64.73	212,655.52	6.571	359	711	60.97
Total	3,482	$751,711,787.68	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Investment Property	472	$88,063,820.70	11.72%	186,575.89	6.773	359	732	58.60
Owner Occupied	2,800	620,581,946.45	82.56	221,636.41	6.552	359	714	62.36
Secondary/Vacation Home	210	43,066,020.53	5.73	205,076.29	6.673	359	724	64.17
Total	3,482	$751,711,787.68	100.00%
_____________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%	Weighted Average FICO Credit Score	Weighted Average Original Loan- to-Value Ratio (%)
360	2,725	$600,375,715.47	79.87%	220,321.36	6.517	719	61.12
359	416	86,558,824.24	11.51	208,074.10	6.668	714	62.49
358	156	30,745,565.82	4.09	197,086.96	7.022	698	67.86
357	68	13,174,934.04	1.75	193,749.03	7.280	686	69.34
356	25	4,418,276.94	0.59	176,731.08	7.283	682	76.46
355	10	1,514,056.74	0.20	151,405.67	6.807	677	67.48
354	11	1,524,019.95	0.20	138,547.27	7.201	716	73.69
353	9	1,756,945.97	0.23	195,216.22	6.888	747	72.07
352	10	2,082,861.52	0.28	208,286.15	7.005	727	66.89
351	13	2,680,158.22	0.36	206,166.02	7.371	715	77.57
350	2	468,134.45	0.06	234,067.23	6.846	759	90.54
349	4	981,414.10	0.13	245,353.53	7.155	679	80.83
348	5	581,094.48	0.08	116,218.90	7.224	695	66.68
347	2	588,345.98	0.08	294,172.99	6.424	737	69.09
346	1	268,454.90	0.04	268,454.90	7.625	718	86.90
345	1	304,000.00	0.04	304,000.00	6.500	759	50.25
344	2	413,019.02	0.05	206,509.51	6.000	720	53.44
341	2	351,703.10	0.05	175,851.55	8.324	683	90.00
337	1	240,040.00	0.03	240,040.00	7.375	679	89.57
335	1	126,881.37	0.02	126,881.37	6.625	660	72.22
330	1	304,522.56	0.04	304,522.56	9.250	746	82.67
300	7	1,080,700.00	0.14	154,385.71	6.451	669	59.10
297	1	227,062.38	0.03	227,062.38	6.375	668	80.00
264	1	39,547.25	0.01	39,547.25	7.375	690	79.96
255	1	56,827.06	0.01	56,827.06	8.250	626	84.00
240	5	572,500.00	0.08	114,500.00	7.010	670	61.47
231	1	58,953.32	0.01	58,953.32	7.125	652	80.00
200	1	217,228.80	0.03	217,228.80	6.750	734	52.83
Total	3,482	$751,711,787.68	100.00%
____________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 359 months.

Interest-Only Periods at Origination

Interest-Only Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	2,239	$454,538,103.62	60.47%	203,009.43	6.560	359	711	59.72
60	5	850,043.92	0.11	170,008.78	8.057	353	680	69.34
120	1,197	286,584,148.32	38.12	239,418.67	6.624	359	724	65.64
180	41	9,739,491.82	1.30	237,548.58	6.462	359	746	62.34
Total	3,482	$751,711,787.68	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	2,788	$621,377,158.50	82.66%	222,875.59	6.529	359	720	59.85
3	1	147,790.41	0.02	147,790.41	7.750	358	631	75.90
4	1	123,000.00	0.02	123,000.00	6.625	360	647	30.75
5	1	368,000.00	0.05	368,000.00	7.000	360	711	80.00
6	20	5,024,359.74	0.67	251,217.99	6.573	358	731	63.37
12	48	7,802,902.07	1.04	162,560.46	7.460	358	685	71.01
18	2	584,669.77	0.08	292,334.89	7.183	352	700	79.34
24	8	1,078,110.60	0.14	134,763.83	7.586	357	710	75.62
30	1	167,040.00	0.02	167,040.00	7.250	357	660	80.00
36	195	37,975,381.66	5.05	194,745.55	7.162	358	688	73.43
60	417	77,063,374.93	10.25	184,804.26	6.634	360	704	72.46
Total	3,482	$751,711,787.68	100.00%